Exhibit 10.1

REVOLVING CREDIT COMMITMENT INCREASE AGREEMENT
This Revolving Credit Commitment Increase Agreement (the "Agreement") is made as of December 10, 2021 by Bank of North Dakota (the "Increasing Lender").
BACKGROUND
Reference is made to that certain Amended and Restated Credit Agreement, among the North American Coal Corporation, a Delaware corporation (the "Borrower"), the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto, and PNC Bank, National Association, as Administrative Agent for the Lenders (hereinafter referred to in such capacity as the "Administrative Agent"), dated as of November 12, 2021 (as further amended, restated, modified or supplemented from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Agreement have the meanings given to them in the Credit Agreement.
AGREEMENT
Reference is made to Section 2.12 [Increase in Revolving Credit Commitments] of the Credit Agreement. The Increasing Lender, the Borrower and the Administrative Agent, intending to be legally bound, hereby agree and acknowledge that effective as of the date hereof, the Increasing Lender shall increase its Revolving Credit Commitment by $30,000,000 so that its total Revolving Credit Commitment shall be $45,000,000.
The Increasing Lender hereby acknowledges that simultaneously with the delivery of this Agreement, the Increasing Lender is receiving a new Note in the amount of the Revolving Credit Commitment as increased under this Agreement. The Borrower also is required to deliver those certificates, resolutions and opinion of counsel required under Section 2.12.1(iv) of the Credit Agreement in form and content satisfactory to the Administrative Agent.
Schedule 1.1(B) hereto sets forth the Commitment of the Increasing Lender and each of the other Lenders after giving effect to the increase set forth in this Agreement. Schedule 1.1(B) to the Credit Agreement is hereby amended and restated effective as of the date hereof as set forth on Schedule 1.1(B) hereto.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO REVOLVING CREDIT COMMITMENT INCREASE AGREEMENT]
IN WITNESS WHEREOF, the Increasing Lender has duly executed and delivered this Agreement as of the date and year first above written.

    BANK OF NORTH DAKOTA

    By:     /s/Kaylen Hausauer
    Name:     Kaylen Hausauer
    Title:    Business Banker

[ACKNOWLEDGEMENT TO REVOLVING
CREDIT COMMITMENT INCREASE AGREEMENT]

ACKNOWLEDGED AND AGREED TO:

BORROWER:
THE NORTH AMERICAN COAL CORPORATION
By:    /s/Eric A. Dale
Name:    Eric A. Dale
Title:    Treasurer and Senior Director, Financial Planning & Analysis

[ACKNOWLEDGEMENT TO REVOLVING
CREDIT COMMITMENT INCREASE AGREEMENT]

ADMINISTRATIVE AGENT:
PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent
By:    /s/Kyle T. Helfrich
Name:    Kyle T. Helfrich
Title:    Vice President

SCHEDULE 1.1(B)
COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Commitment	Ratable Share
Name: PNC Bank, National Association Address: PNC Corporate Banking 300 Fifth Avenue, Floor 10 Pittsburgh, PA 15222 Attention: Mahir J. Desai Telephone: (412) 762-4866 Email: mahir.desai@pncbank.com	$55,000,000.00	36.666666666%
Name: KeyBank National Association Address: 127 Public Square TRAM SL-MO-T12M Cleveland, OH 44114 Attention: Brian Fox Telephone: (216) 689-4599 Telecopy: (216) 689-4649 Email: Brian.Fox@key.com	$40,000,000.00	26.666666667%
Name: Bank of North Dakota Address: 1200 Memorial HWY Bismarck, ND 58506 Attention: Kaylen Hausauer Telephone: 701-328-5604 Email: krhausauer@nd.gov	$45,000,000.00	30.000000000%
Name: First National Bank of Pennsylvania Address: One North Shore Centre 12 Federal Street, Suite 500 Pittsburgh, PA 15212 Attention: Robert E. Heuler Telephone: (412) 359-2616 Telecopy: (412) 231-3584 Email: HeulerR@fnb-corp.com	$10,000,000.00	6.666666667%

Total	$150,000,000	100%

SCHEDULE 1.1(B)
COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower:
ADMINISTRATIVE AGENT
Name:    PNC Bank, National Association
Address:    PNC Corporate Banking
300 Fifth Avenue, Floor 10
Pittsburgh, PA 15222
Attention:    Kyle Helfrich
Telephone:     (412) 768 0280

With a Copy To:
Agency Services, PNC Bank, National Association
Mail Stop: P7-PFSC-04-I
Address: 500 First Avenue
Pittsburgh, PA 15219
Attention:    Agency Services
Telephone:    412 768 0423
Telecopy:    412 762 8672
BORROWER:
J. Patrick Sullivan, CFO
The North American Coal Corporation
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax: 972-387-1051
pat.sullivan@nacoal.com
With a Copy To:
John Neumann, Vice President, General Counsel and Secretary
The North American Coal Corporation
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
GUARANTORS:
Camino Real Fuels LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive

Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com

CATAPULT MINERAL PARTNERS, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com

Mississippi Lignite Mining Company
John Neumann, Assistant General Manager
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
Mitigate Texas, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
NAM-IND, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
NAM-Little River, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
NAM-Newberry, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
NAM-Pasco, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024

Fax:  972-387-1031
john.neumann@nacoal.com
NAM-Perry, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
NAM-Rosser, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
NODAK ENERGY INVESTMENTS CORPORATION
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
North American Mining, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
North American Coal Royalty Company
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
Otter Creek Mining Company, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
Red Hills Property Company L.L.C.
John Neumann, Manager
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com

Trident Technology Services Group, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
TRU ENERGY SERVICES, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com
Yockanookany Mitigation Resources, LLC
John Neumann, Assistant Secretary and Associate Counsel
5340 Legacy Drive
Building 1, Suite 300
Plano, Texas 75024
Fax:  972-387-1031
john.neumann@nacoal.com